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                                                                 Exhibit 10.28.1

                            AMENDMENT NO. TWO TO THE
              ARTHUR J. GALLAGHER & CO. RESTATED 1989 NON-EMPLOYEE
                          DIRECTORS' STOCK OPTION PLAN


         THIS AMENDMENT NO. TWO to the ARTHUR J. GALLAGHER & CO. 1989 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN (as restated January 22, 1998), dated January 20, 2000, is made by Arthur J. Gallagher & Co., a Delaware corporation (the "Company").

         WHEREAS, the Arthur J. Gallagher & Co. 1989 Non-Employee Directors' Stock Option Plan (the "Plan") was adopted by the Company's Board of Directors and approved by the Company's Stockholders in 1989; and

         WHEREAS, the Company's Board of Directors has determined that the Plan should be amended to increase the number of shares of the Company's Common Stock subject to the Plan by 35,000 from 200,000 to 235,000 shares.

         NOW, THEREFORE, in consideration of the foregoing and in order to reflect the approval of the Board of Directors of the Company:

         1. The first sentence of Section 4 of the Plan is hereby amended in its entirety to read as follows:

         "The shares that may be made subject to Options under the Plan shall be shares of common stock, one dollar ($1.00) par value ("Common Stock"), of the Company, and the total number of shares subject to the Options and issued pursuant to this Plan shall not exceed, in the aggregate, 235,000 shares of the Common Stock of the Company."

         2. Except as expressly amended and supplemented by this Amendment, the Plan is hereby ratified and confirmed in all respects.

         IN WITNESS WHEREOF, the Company has caused its President and Secretary to execute this Amendment No. Two to the Plan as of the 20th day of January, 2000.

                                        ARTHUR J. GALLAGHER & CO.


                                        By: /s/ J. Patrick Gallagher, Jr.
                                            ---------------------------------
                                            J. Patrick Gallagher, Jr.
                                            President
ATTEST:


/s/ Michael J. Cloherty
---------------------------------
Michael J. Cloherty
Secretary